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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  APRIL 16, 1997



                                 GUITAR CENTER, INC.
                  (Exact Name of Registrant as Specified in Charter)



          DELAWARE                  000-22207                    95-4600862
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



         5515 CLARETON DRIVE
       AGOURA HILLS, CALIFORNIA                               91301
(Address of Principal Executive Offices)                    (Zip Code)




         Registrant's telephone number, including area code:  (818) 735-8800



                                    NOT APPLICABLE
            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 16, 1997, Guitar Center, Inc. (the "Company") acquired all of the outstanding capital stock of Rhythm City, Inc. ("Rhythm City"), the operator of two musical instrument stores in the Atlanta, Georgia market, for $10.3 million in cash, subject to adjustment based on the actual level of working capital on such date and other matters. The capital stock was acquired by the Company from George A. Luther, Sr. and Nadine H. Luther (collectively, the "Sellers"). Prior to this transaction, the Company had no pre-existing relationship with Rhythm City or the Sellers.

         The purchase price was determined pursuant to arms-length negotiations among the Company and the Sellers and was paid from the Company's general corporate funds. All of the debt and other liabilities of Rhythm City were either paid or assumed by the Sellers prior to closing.

         Through the purchase of the outstanding capital stock of Rhythm City, the Company acquired control of physical assets consisting principally of inventory and the real property and improvements of the Atlanta store operated by Rhythm City. The Company's present intention is to continue to use substantially all of the acquired assets in the conduct of its business as a retailer of musical instruments.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.  See Exhibit Index.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       GUITAR CENTER, INC.



Dated: April 25, 1997                  By          /s/  BRUCE ROSS
                                          -------------------------------------
                                                      Bruce Ross
                                                  VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER


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                                    EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION
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 *2.1    Stock Purchase Agreement made as of April 14, 1997, as amended, by and among the Company, Rhythm City, Inc., George A. Luther, Sr. and Nadine
         H. Luther

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         * In accordance with Item 601 of Regulation S-K, schedules, exhibits and other attachments to such agreement have not been filed since such items do not contain information which is material to an investment decision and is not otherwise disclosed in such agreement. The Company agrees to furnish supplementally a copy of any omitted items to the Securities and Exchange Commission upon request.